united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	9/30

Date of reporting period:	03/31/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-470-1029 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-470-1029. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Fund Adviser:

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

“Those who have knowledge, don’t predict. Those who predict, don’t have knowledge.”

– Lao Tzu

Dear Shareholders,

In our shareholder letter from last quarter, we discussed the drivers for the stock market downturn during Q4 2018. We suggested that monetary tightening from central banks across the world was the primary culprit in deflating equity prices at the time. Specifically, we postulated that markets would remain weak without a reversal in monetary policy. And, in January 2019, the Federal Reserve did a stunning about-face and reversed its tightening stance. Quantitative tightening is scheduled to end soon, and further interest rate hikes appear to be out of consideration, at least for now. This policy reversal helped to drive the U.S. equity markets to the best start to the year since 1998.

The Federal Reserve’s reversal also sparked rising bond prices, and the corollary to higher bond prices is lower interest rates. However, a particularly foreboding sign raised its ugly head in the debt markets for the first time since 2007 – the U.S. Treasury yield curve inverted in late March 2019. Historically, this unique anomaly has occurred when GDP growth is slowing, when the risk of recession is increasing, and when investors expect central banks to reduce short-term interest rates – much like we discussed at length in our January investor letter.

The Inverted Yield Curve

The yield curve is defined as the relationship between short-term and long-term interest rates of government debt. Most of the time, short-term interest rates are lower than long-term interest rates, so the yield curve slopes upwards, reflecting higher returns for longer-term bond investments. In the United States, the short-end of the yield curve is controlled by the Federal Reserve, which sets short-term interest rates. The long-end of the yield curve is generally governed primarily by inflationary expectations, which are subject to the whims of bond market participants.1

[1]	Typically, long-term interest rates are defined as the rates for the 10-year Treasury bond, and short-term interest rates are defined as the 90-day Treasury bill.

www.appleseedfund.com	1	(800) 470-1029

Intuitively, it makes sense for long-term interest rates to be higher than short-term interest rates. Investors typically expect to get paid more for tying up their capital for a longer period. For most of the past decade during which the economy has been growing slowly but steadily, investors have faced an upward-sloping yield curve. On the graph on the next page, the blue yield curve from five years ago (3/31/2014) is a prime example of an upward-sloping yield curve, and a more gentle but still upward-sloping example is the green yield curve from one year ago (3/31/18) on the same graph.

Late in economic cycles, the yield curve often flattens. As economic activity reaches a more mature part of the cycle, short-term interest rates tend to increase. At the same time, the long-end of the yield curve can be pressed downwards as investors increasingly expect weaker GDP growth and inflationary expectations.

Sometimes, the yield curve inverts, as it did in late March 2019. In an inverted yield curve situation, long-term interest rates are lower than short-term interest rates, which, on the surface, might seem counterintuitive. The inverted grey yield curve in the graph on the right is a reflection of the last trading day of this past quarter.

The Cause of Yield Curve Inversions

As recessionary fears increase, long-term interest rates trend lower in reaction to investors buying long-term Treasury bonds to lock in higher current yields, coincident with falling inflationary expectations. Contemporaneously, late in the economic cycle, the Federal Reserve often increases interest rates to dial down economic growth and temper inflation, which keeps the short-end of the yield curve high. With higher short-term rates and lower long-term rates, lo and behold, the yield curve inverts.

www.appleseedfund.com	2	(800) 470-1029

The Impact of an Inverted Yield Curve

The influence of an inverted yield curve can be significant. When the yield curve inverts (even by just a very small percentage, as it did recently), it reflects the fact that investors believe that the risk of recession is accelerating.

The chart to the right shows the yield spread between the 10-Year Treasury bond and the 90-Day Treasury bill. Any data points below the 0% line reflect periods when the yield curve inverted. Importantly, an inverted yield curve preceded each of the last three recessions. Moreover, the inversion of the yield curve occurred before every post-World War II recession.

When the yield curve is steep and upward-sloping, it typically suggests higher inflation in the future, or faster economic growth in the years to come than in the immediate future. Of course, when the yield curve is inverted, the curve implies slower economic growth and lower inflation in the future.

However, an inversion is not just a technical market signal; its very shape reduces profitability for the banking sector. If bank assets (loans with longer maturities) generate less income than bank liabilities (short-term customer deposits), banks have little incentive to make new loans. Then, as a result of declining credit availability, economic growth starts to slow. Thus, the yield curve is more than just a leading indicator for future recessions; its inverted shape can also help to cause recessions.

From the perspective of investors, yield curve inversion eliminates the risk premia for long-term fixed income investments, allowing investors to obtain more attractive yields with short-term debt investments. Also, due to an increasing risk of recession, investors often get nervous about owning stocks when the yield curve inverts.

www.appleseedfund.com	3	(800) 470-1029

Is This Time Different?

Famed investor Sir John Templeton correctly pointed out that the words, “This time is different,” have been proved time and again to be the most expensive four words for investors. In 2000, consensus thinking was that the fiscal surplus and the dearth of longer-dated Treasuries would cause the inverted yield curve signal to be less relevant. The subsequent Dot-Com implosion proved this theory wrong. And, in 2006-2007, both consensus thinking and former Federal Reserve Chairman Ben Bernanke believed that the inverted yield curve was not a useful economic indicator due to the global savings glut at the time. The subsequent housing bust and Credit Crisis also proved them wrong.

As for today, former Federal Reserve Chairman Alan Greenspan is among the market pundits who believe that the recent yield curve inversion is a false recession indicator, since, in his view, long-term bond prices are buoyed by heavy investor demand. Given the recent exuberance of the stock market, it is apparent that stock market investors also do not believe, at least for now, that a recession is forthcoming anytime soon.

Indeed, we would be remiss not to mention the fact that there are unique aspects to the economic situation today that could limit the predictive impact of the recently inverted yield curve:

●	Interest rates are manipulated.

After a decade of unprecedented market manipulation by the Federal Reserve and other central banks, long-term interest rates across the world stand at historically low levels. The global bond market is roughly $100 trillion in size, and close to 8% of the total bond market shockingly now offers a negative yield as a result of intensive central bank bond manipulation.

●	The Federal Reserve seems to be more reluctant to raise rates.

The Federal Reserve does not want to catch the blame for dampening economic growth by raising rates and causing a recession. It seemingly only plans on raising rates significantly after they see an actual, sustained spike in inflation rates.

www.appleseedfund.com	4	(800) 470-1029

●	The inversion has already reversed itself.

The yield curve inversion only lasted a few days; as of this writing, the yield curve is now ever-so-slightly upward-sloping. Plus, the yield curve was inverted for a short time, so it is possible that it was nothing but a head fake.

●	Policy changes could stimulate the economy.

Policy-driven catalysts could drive asset prices upwards. A resolution of the U.S./China trade war and a negotiated decline in the value of the U.S. dollar, similar to what transpired at the 1985 Plaza Accords, would be highly stimulative for the U.S. economy. Alternatively, additional fiscal stimulus combined with a return to quantitative easing would nudge investors back into risky assets.

Historically, the inverted yield curve has been a useful leading indicator of weakening economic activity. Of course, we do not know if it will continue to work in the future based on the reasons listed above, but there is no structural reason to think that the indicator has broken down. We see little compelling evidence to convince us that it is different this time, and we would suggest that the chance of recession has increased in recent months.

Investment Implications

At the moment, we do not own any U.S. banks whose earnings would be hurt by an inverted Treasury yield curve. However, we do own several companies which operate in economically cyclical industries whose earnings could decline significantly in a global recession. In Appleseed Fund, we own U.S. companies in Mosaic Company and Titan International that make fertilizer and tractor tires, respectively. We also own foreign companies in Samsung and BMW that make semiconductors and luxury automobiles, respectively. Demand for their products and earnings would presumably decline in a global recession. However, in our view, the cyclical companies we own in our portfolio are already priced for future earnings declines.

We own several companies which we believe should be able to continue growing revenues and earnings through a recession. For example, we believe increasing online advertising penetration should continue to drive double-digit revenue growth for Sina Corporation, Appleseed Fund’s largest holding, even during a global recession. Ardelyx’s share price will be far more dependent

www.appleseedfund.com	5	(800) 470-1029

on its success in clinical trials than on any measure of GDP. Furthermore, we believe our overweight position in cash and gold should perform relatively well if a recession causes stocks to correct significantly. Finally, with the economic outlook uncertain, we continue to maintain a small put position on the S&P 500 Index.

Most importantly, our view is more focused on the long-term investment horizon. When we commit capital to an investment, we do not worry about the revenue and earnings results of the next six months. Instead, we focus on the long-term fundamentals and the actions that management takes to maintain and build on the company’s competitiveness. We want to remain invested in companies that are undervalued and where we expect management will build enduring value over the course of a market cycle. While we are owners, if a stock rises in value and exceeds our estimate of intrinsic value, we plan to sell our position. Likewise, if we find a well-managed, high quality business whose shares are curiously inexpensive even under very conservative assumptions about the future, we plan to buy shares.

* * * * * * *

Appleseed Performance and Portfolio Changes

During the first three months of 2019, Appleseed Fund Investor shares generated a 5.28% total return, behind the 12.48% return of the MSCI World Index. Appleseed Fund Investor shares have generated a 6.16% annual return since its inception in 2006, exceeding the return of the MSCI World Index by 1.04% per annum. Our relative underperformance this quarter was largely driven by broader market trends; momentum and growth stocks greatly outperformed value stocks during Q1 2019.

Our most significant equity contributors to performance were Coherent (COHR), Ardelyx (ARDX), and Hudson Technologies (HDSN). All three stocks experienced significant price declines in the fourth quarter; their strong performances during the most recent quarter represented the reversal of those price declines. We have been trimming our positions in these companies as their share prices have appreciated and as their risk/reward profiles have become less attractive with higher share prices.

www.appleseedfund.com	6	(800) 470-1029

Appleseed’s most significant detractors to performance were Osram Licht (OSR-Germany), SK Telecom (SKM), and Embraer (ERJ). Due to significant weakness in industrial and semiconductor demand during Q4, all three companies posted quarterly earnings that were below analysts’ expectations. We significantly increased our position in Embraer due to the additional margin of safety we saw in its share price as it traded lower during the quarter. With semiconductors and industrial goods seemingly already in recession due to a decline in global trade, we are inclined to hold onto our existing positions or add additional shares where appropriate.

During the quarter, we exited from one position, Oaktree Capital Group (OAK), and we initiated new positions in ASM Pacific Technology (522-Hong Kong) and Moscow Exchange (MOEX-Russia).

●

Oaktree Capital Group announced that Brookfield Asset Management planned to acquire the company’s public shares. The announcement generated a short-term pop in the share price, and we have since exited our position in Oaktree, which Appleseed Fund has held for years. While exiting Appleseed’s position with a profit, we are more than a little disappointed in the decision Howard Marks made to go private at an exceedingly undervalued price, in our view. We believe he wanted to sell his remaining privately held stake to Brookfield at a later date and, more importantly, at a better price than public shareholders will realize from this transaction. We look closely at governance factors when evaluating prospective investments to avoid these problems, but we made a mistake in our assessment of Oaktree Capital in general and of Howard Marks in particular.

●

ASM Pacific Technology is the largest semiconductor back-end equipment manufacturer in the world. The company has held this distinction every year except for one since 2002. ASMPT holds an estimated 27.5% share in the overall market. The company has an even larger share in certain verticals such as LED (>50.0%) and CMOS image sensors (70.0%). With a broad product portfolio and no customer larger than 10.0% of sales, the company sells its highly technical equipment into a fragmented market. With its vast product portfolio, we believe ASMPT is well positioned to grow along with the global semiconductor market, which is projected

www.appleseedfund.com	7	(800) 470-1029

to grow 6.7% annually through 2025. Despite these strong long-term fundamentals, we purchased the company’s shares while they were trading at valuation multiples comparable to those present during the Financial Crisis.

●

Moscow Exchange operates the dominant exchange with a leading market share in the trading of Russian financial securities. The company has grown revenues every year dating back to 2008 (the first year that data is publicly available). During this period, company revenues grew by 15.5% annually in local currency terms. Going forward, as financial services penetration continues to increase and as Russian financial assets become less out-of-favor, we expect that management will grow revenues and earnings at a double-digit rate or better. At the same time, despite its formidable competitive positioning and its enviable track record, Moscow Exchange trades at valuation multiples that are lower than all other publicly-traded exchanges. Further, the company pays nearly all of its net income out as dividends to shareholders.

Our net allocation to equities at the end of March was 64.3%. We also hold a 22.9% position in bonds and cash, and we have a 16.0% position in gold trusts.

* * * * * * *

We appreciate having the opportunity to manage your long-term investment with Appleseed Fund. It is deeply meaningful for us to have the opportunity to invest on your behalf; we take our responsibilities as a steward of your capital very seriously.

Should you have any questions about this letter or anything else, please do not hesitate to reach out to Colin Rennich at colin@appleseedcapital.com or at 312.896.9660.

Sincerely,

Joshua Strauss, CFA

William Pekin, CFA

Adam Strauss, CFA

Shaun Roach, CFA

www.appleseedfund.com	8	(800) 470-1029

As of 03/31/2019, the Fund’s Top Ten Holdings can be found at: www.appleseedfund.com.

The use of options involves substantial higher risks and may subject the Fund to higher price volatility. Investments in international markets present special risks, including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation, and differences in auditing or other financial standards. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

Diversification does not ensure a profit or guarantee against loss.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

www.appleseedfund.com	9	(800) 470-1029

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (for the periods ended March 31, 2019)
	Six Months	One Year	Five Year	Ten Year	Since Inception (12/08/06)	Since Inception (1/31/11)
Appleseed Fund
Investor Class	1.47%	3.73%	2.83%	10.05%	6.16%	N/A
Institutional Class	1.54%	3.94%	3.04%	N/A	N/A	5.92%
MSCI World Index(b)	-2.61%	4.01%	6.78%	12.38%	5.12%	8.22%

					Expense Ratios (c)
					Investor Class	Institutional Class
Gross					1.55%	1.30%
With Applicable Waivers					1.35%	1.16%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for less than one year are not annualized.

(b)

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.10%, are from the Fund’s prospectus dated February 1, 2019. Pekin Hardy Strauss, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2020. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect

www.appleseedfund.com	10	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of March 31, 2019 can be found on the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

www.appleseedfund.com	11	(800) 470-1029

FUND HOLDINGS – (Unaudited)

Appleseed Fund Holdings as of March 31, 2019[1]

[1]	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov.

12

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) March 31, 2019
Common Stocks — 64.27%	Shares	Fair Value
Communication Services — 13.73%
China Mobile Ltd. - ADR (Hong Kong)	122,450	$6,243,726
SINA Corporation (China)(a)	219,728	13,016,687
Sk Telecom Company Ltd. - ADR (South Korea)	211,562	5,181,153
		24,441,566
Consumer Discretionary — 7.68%
Bayerische Motoren Werke AG (Germany)	34,000	2,621,985
Despegar.com Corporation (Virgin Islands British)(a)	212,539	3,166,831
Hyundai Home Shopping Network Corporation (South Korea)	82,304	7,888,933
		13,677,749
Financials — 6.98%
Air Lease Corporation	125,825	4,322,089
Moscow Exchange MICEX-RTS PJSC (Russia)	2,107,960	2,932,455
Sberbank of Russia PJSC - ADR (Russia)	84,024	1,107,436
Sberbank of Russia PJSC - ADR (Russia)	307,000	4,070,820
		12,432,800
Health Care — 1.79%
Paramount Bed Holdings Company Ltd. (Japan)	72,100	3,194,469

Industrials — 11.79%
Coherent, Inc.(a)	28,033	3,972,837
Embraer S.A. - ADR (Brazil)	439,094	8,347,177
Hudson Technologies, Inc.(a)	992,099	1,914,751
OSRAM Licht AG (Germany)	127,600	4,391,215
Titan International, Inc.	398,156	2,376,991
		21,002,971
Information Technology — 8.47%
ASM Pacific Technology Ltd. (Hong Kong)	175,000	1,951,764
Qualcomm, Inc.	28,300	1,613,949
Samsung Electronics Company Ltd. (South Korea)	148,900	5,846,379
Silicom Ltd. (Israel)(a)	148,519	5,680,852
		15,092,944
Materials — 1.88%
Mosaic Company (The)	122,559	3,347,086

Pharmaceuticals — 3.10%
Ardelyx, Inc.(a)	1,974,910	5,529,748

Real Estate — 2.25%
Jones Lang LaSalle, Inc.	26,015	4,010,993

See accompanying notes which are an integral part of these financial statements.

13

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) continued March 31, 2019
Common Stocks — 64.27% — continued	Shares	Fair Value
Transportation — 6.60%
Bollore SA (France)	688,900	$3,112,607
COSCO SHIPPING Ports Ltd. (Hong Kong)	4,824,000	5,211,182
Stagecoach Group plc (United Kingdom)	1,717,662	3,436,174
		11,759,963
TOTAL COMMON STOCKS
(Cost $109,833,655)		114,490,289

Closed-End Funds — 17.51%

Sprott Physical Gold Trust (Canada)(a)	2,530,175	26,440,328
Templeton Global Income Fund	753,429	4,746,603

TOTAL CLOSED-END FUNDS
(Cost $30,363,660)		31,186,931

Exchange-Traded Funds — 1.20%

VanEck Merk Gold Shares(a)	168,000	2,128,560

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,927,944)		2,128,560

See accompanying notes which are an integral part of these financial statements.

14

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) continued March 31, 2019
U.S. Government Securities — 8.40%	Principal Amount	Fair Value
U.S. Treasury Notes 2.38%, 4/30/2020	$10,000,000	$9,997,460
U.S. Treasury Notes 1.50%, 5/31/2020	2,500,000	2,474,316
U.S. Treasury Notes 2.00%, 11/30/2020	2,500,000	2,486,475

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $14,928,827)		14,958,251

Corporate Bonds — 2.01%

BMW Finance NV, 4.25%, 10/18/2020 (Netherlands)(b)	22,000,000	3,327,092
Calvert Impact Capital, Inc., 1.50%, 2/15/2021(c)	100,000	100,000
Calvert Social Investment Fund, 1.50%, 6/17/2019(c)	150,000	150,000

TOTAL CORPORATE BONDS
(Cost $3,748,460)		3,577,092

Certificate of Deposit — 1.29%

Beneficial Bank, 0.80%, 4/18/2019	250,000	250,000
Community Bank, 1.50%, 10/17/2019(d)	1,039,300	1,039,300
Community Development Bank, 0.45%, 9/8/2019	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 4/23/2019	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 5/28/2019	250,000	250,000
Spring Bank, 0.90%, 3/28/2020	250,000	250,000

TOTAL CERTIFICATE OF DEPOSIT
(Cost $2,289,300)		2,289,300

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date
Put Options Purchased — 0.18%

SPDR S&P 500 ETF Trust	5,000	$141,240,000	$240.00	April 2019	25,000
SPDR S&P 500 ETF Trust	10,000	282,480,000	230.00	April 2019	30,000
SPDR S&P 500 ETF Trust	12,390	349,992,720	235.00	May 2019	260,190

TOTAL PUT OPTIONS PURCHASED (Cost $1,836,711)					315,190

See accompanying notes which are an integral part of these financial statements.

15

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) continued March 31, 2019
Money Market Funds — 11.15%	Shares	Fair Value
Federated Government Obligations Fund, Institutional Class, 2.32%(b)	19,859,596	$19,859,596

TOTAL MONEY MARKET FUNDS
(Cost $19,859,596)		19,859,596

Total Investments — 106.01%
(Cost $184,788,153)		188,805,209

Liabilities in Excess of Other Assets — (6.01)%		(10,685,612)

Net Assets — 100.00%		$178,119,597

(a)	Non-income producing security.
(b)	Foreign-denominated security. Principal amount reflects local currency.
(c)	Illiquid security. Total value of illiquid securities held as of March 31, 2019 was $250,000, representing 0.14% of net assets.
(d)

Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC Insured.

(e)	Rate disclosed is the seven day effective yield as of March 31, 2019.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

16

APPLESEED FUND SCHEDULE OF FUTURES CONTRACTS March 31, 2019 (Unaudited)
Long Contracts	Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Euro FX Currency Future	18	June 2019	$2,539,913	$2,539,913	$(67,001)
					$(67,001)

See accompanying notes which are an integral part of these financial statements.

17

APPLESEED FUND STATEMENT OF ASSETS AND LIABILITIES March 31, 2019 (Unaudited)
Assets
Investments in securities, at fair value (cost $184,788,153)	$188,805,209
Foreign currencies, at value (cost $38,733)	38,704
Cash	5,486
Cash restricted at broker for securities sold short	1,695,177
Cash held at broker for future contract transactions(a)	91,080
Receivable for fund shares sold	114,648
Receivable for investments sold	989,291
Dividends and interest receivable	497,702
Tax reclaims receivable	74,445
Prepaid expenses	31,791
Total Assets	192,343,533
Liabilities
Payable for fund shares redeemed	233,217
Payable for investments purchased	13,821,804
Payable for net variation margin on futures contracts	2,700
Payable to Adviser, net of waiver	106,744
Payable for Administrative Service Plan fees, Investor Class, net of waiver	12,484
Payable to Administrator	16,210
Other accrued expenses	30,777
Total Liabilities	14,223,936
Net Assets	$178,119,597
Net Assets consist of:
Paid-in capital	$171,249,383
Accumulated earnings	6,870,214
Net Assets	$178,119,597
Net Assets: Investor Class	$75,792,637
Shares outstanding (unlimited number of shares authorized, no par value)	5,944,084
Net asset value, offering and redemption price per share(b)	$12.75
Net Assets: Institutional Class	$102,326,960
Shares outstanding (unlimited number of shares authorized, no par value)	7,981,834
Net asset value, offering and redemption price per share(b)	$12.82

(a)	Cash used as collateral for futures contract transactions.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND STATEMENT OF OPERATIONS For the six months ended March 31, 2019 (Unaudited)
Investment Income
Dividend income (net of foreign taxes withheld of $117,653)	$1,233,146
Interest income	159,460
Total investment income	1,392,606

Expenses
Adviser	731,699
Administrative services plan, Investor Class	93,899
Administration	56,627
Custodian	26,017
Fund accounting	24,725
Registration	20,133
Transfer agent	18,000
Report printing	17,580
Audit and tax preparation	10,350
Legal	9,157
Chief Compliance Officer	4,250
Trustee	3,875
Insurance	3,809
Pricing	1,952
Miscellaneous	19,875
Interest	2,721
Dividend expense on securities sold short	600
Total expenses	1,045,269
Fees waived by Adviser	(130,253)
Administrative services plan waiver	(22,535)
Net operating expenses	892,481

Net investment income	500,125

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	6,105,894
Securities sold short	90,569
Foreign currency translations	(28,362)
Futures contracts	25,727
Change in unrealized appreciation (depreciation) on:
Investment securities	(3,899,511)
Securities sold short	(88,321)
Foreign currency translations	4,915
Futures contracts	(188,711)
Net realized and unrealized gain (loss) on investment securities, securities sold short, foreign currency translations and futures contracts	2,022,200
Net increase in net assets resulting from operations	$2,522,325

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$500,125	$1,381,368
Net realized gain on investment securities, written options, securities sold short, foreign currency translations and futures contracts	6,193,828	14,486,301
Change in unrealized depreciation on investment securities, securities sold short, foreign currency translations and futures contracts	(4,171,628)	4,031,000
Net increase in net assets resulting from operations	2,522,325	11,836,669

Distributions to Shareholders from Earnings:
Investor Class	(6,503,371)	(958,075)
Institutional Class	(8,550,820)	(1,232,869)
Total distributions	(15,054,191)	(2,190,944)

Capital Transactions - Investor Class
Proceeds from shares sold	13,503,063	10,083,771
Reinvestment of distributions	6,381,956	943,235
Amount paid for shares redeemed	(17,520,249)	(23,560,486)
Proceeds from redemption fees(b)	9,352	582
Total Investor Class	2,374,122	(12,532,898)

Capital Transactions - Institutional Class
Proceeds from shares sold	14,544,650	15,692,180
Reinvestment of distributions	8,197,515	1,182,754
Amount paid for shares redeemed	(11,066,342)	(15,779,690)
Proceeds from redemption fees(b)	2,970	323
Total Institutional Class	11,678,793	1,095,567
Net increase (decrease) in net assets resulting from capital transactions	14,052,915	(11,437,331)
Total Increase (Decrease) in Net Assets	1,521,049	(1,791,606)

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS – continued
	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
Net Assets
Beginning of period	$176,598,548	$178,390,154
End of period	$178,119,597	$176,598,548

Share Transactions - Investor Class
Shares sold	1,063,882	739,240
Shares issued in reinvestment of distributions	512,195	69,611
Shares redeemed	(1,365,128)	(1,732,276)
Total Investor Class	210,949	(923,425)

Share Transactions - Institutional Class
Shares sold	1,134,445	1,148,241
Shares issued in reinvestment of distributions	654,754	86,903
Shares redeemed	(853,578)	(1,153,465)
Total Institutional Class	935,621	81,679
Net increase (decrease) in shares outstanding	1,146,570	(841,746)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

21

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of period	$13.77		$13.05
Investment operations:
Net investment income (loss)	0.04		0.08
Net realized and unrealized gain (loss) on investments	0.14		0.79
Total from investment operations	0.18		0.87
Less distributions to shareholders from:
Net investment income	(0.01)		(0.09)
Net realized gains	(1.19)		(0.06)
Total distributions	(1.20)		(0.15)
Paid in capital from redemption fees	—	(a)	— (a)
Net asset value, end of period	$12.75		$13.77
Total Return(b)	1.47	%(c)	6.68%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$75,793		$78,955
Ratio of net expenses to average net assets (d) (e)	1.14	%(f)	1.25%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.35	%(f)	1.45%
Ratio of net investment income (loss) to average net assets(d)	0.47	%(f)	0.64%
Portfolio turnover rate	41	%(c)	85%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14% for the six months ended March 31, 2019 and 1.14%, 1.14%, 1.14%, 1.20% and 1.24% for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(f)	Annualized.
(g)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

23

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014

$12.22	$11.40	$13.96		$14.80

0.15	0.03	(0.01)		0.03
0.85	1.07	(1.15)		0.36
1.00	1.10	(1.16)		0.39

(0.17)	—	—		— (a)
— (a)	(0.28)	(1.40)		(1.23)
(0.17)	(0.28)	(1.40)		(1.23)
— (a)	— (a)	—	(a)	— (a)
$13.05	$12.22	$11.40		$13.96
8.37%	9.90%	(8.90)%		2.85%

$86,898	$103,650	$112,447		$169,903
1.27%	1.16%	1.22	%(g)	1.26%
1.48%	1.39%	1.39%		1.48%
1.33%	0.27%	(0.06)%		0.40%
56%	82%	52%		53%

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND — INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of period	$13.86		$13.14
Investment operations:
Net investment income	0.06		0.12
Net realized and unrealized gain (loss) on investments	0.13		0.77
Total from investment operations	0.19		0.89
Less distributions to shareholders from:
Net investment income	(0.04)		(0.11)
Net realized gains	(1.19)		(0.06)
Total distributions	(1.23)		(0.17)
Paid in capital from redemption fees	—	(a)	— (a)
Net asset value, end of period	$12.82		$13.86
Total Return(b)	1.54	%(c)	6.85%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$102,327		$97,643
Ratio of net expenses to average net assets (d) (e)	0.95	%(f)	1.06%
Ratio of expenses to average net assets before waiver and reimbursement(d)	1.10	%(f)	1.20%
Ratio of net investment income to average net assets(d)	0.67	%(f)	0.86%
Portfolio turnover rate	41	%(c)	85%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95% for the six months ended March 31, 2019 and 0.95%, 0.95%, 0.95%, 0.95% and 0.99% for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(f)	Annualized.
(g)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

25

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014

$12.31	$11.47	$14.02		$14.86

0.18	0.06	0.02		0.13
0.86	1.08	(1.16)		0.30
1.04	1.14	(1.14)		0.43

(0.21)	(0.02)	(0.01)		(0.04)
— (a)	(0.28)	(1.40)		(1.23)
(0.21)	(0.30)	(1.41)		(1.27)
— (a)	— (a)	—	(a)	— (a)
$13.14	$12.31	$11.47		$14.02
8.59%	10.18%	(8.68)%		3.10%

$91,492	$88,846	$92,607		$120,714
1.08%	0.97%	0.97	%(g)	1.01%
1.23%	1.14%	1.14%		1.23%
1.56%	0.46%	0.18%		0.44%
56%	82%	52%		53%

See accompanying notes which are an integral part of these financial statements.

26

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Unaudited)

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”), Formerly Pekin Singer Strauss Asset Management, Inc. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

27

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of

28

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

securities, including exchange traded funds (“ETFs”) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

29

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

As of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when required. During the six months ended March 31, 2019, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of

30

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from the ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

31

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including domestic and foreign common stocks, exchange-traded funds and closed-end funds that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally

32

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Debt securities, including corporate bonds and U.S. Government Securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

33

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which market quotations are not available or the price provided by the service is not reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

34

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2019.

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$114,490,289	$—	$—	$114,490,289
Closed-End Funds	31,186,931	—	—	31,186,931
Exchange-Traded Funds	2,128,560	—	—	2,128,560
U.S. Government Securities	—	14,958,251	—	14,958,251
Corporate Bonds	—	3,577,092	—	3,577,092
Certificates of Deposit	—	2,289,300	—	2,289,300
Put Options Purchased	315,190	—	—	315,190
Money Market Funds	19,859,596	—	—	19,859,596
Total	$167,980,566	$20,824,643	$—	$188,805,209

*	Refer to Schedule of Investments for sector classifications.

Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts *	(67,001)	$—	$—	(67,001)
Total	$(67,001)	$—	$—	$(67,001)

*	The amount shown represents the net unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure or interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish

35

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Currency Futures Contracts – The Fund may enter into currency futures contracts (long and short) to hedge its foreign currency exposure during the period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of March 31, 2019, is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2019, and the effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2019.

36

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

At March 31, 2019:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities	Amount
Foreign Exchange Risk:
Futures contracts	Payable for net variation margin on futures contracts	$(2,700)
Equity Price Risk:
Purchased option contracts	Investment in securities, at fair value	$315,190

For the six months ended March 31, 2019:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Long futures contracts	Change in net realized and unrealized gain (loss) on futures contracts	$(74,983)	$(55,475)
Foreign Exchange Risk:
Short futures contracts	Change in net realized and unrealized gain (loss) on futures contracts	$100,710	$(133,236)
Equity Price Risk:
Purchased option contracts	Change in net realized and unrealized gain (loss) on investments	$2,117,444	$(892,967)

37

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Futures Contracts	Gross Amounts of Recognized Liabilities	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than $0)
Variation Margin on Futures Contracts	$(2,700)	$—	$(2,700)	$—	$2,700	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the six months ended March 31, 2019, before the waiver described below, the Adviser earned a fee of $731,699 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses

38

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2020. For the sixth months ended March 31, 2019, the Adviser waived fees of $130,253. At March 31, 2019, the Adviser was owed $106,744 from the Fund for advisory services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of March 31, 2019 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $1,043,590 pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

September 30, 2019	$333,606
September 30, 2020	261,202
September 30, 2021	295,993
March 31, 2022	152,789
$1,043,590

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended March 31, 2019, the Administrator earned fees of $56,627 for administration services, $18,000 for transfer agent services, and $24,725 for fund accounting services. At March 31, 2019, the Fund owed the Administrator $16,210 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,070 per Fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the

39

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

Audit & Governance Committee and the Chairman of the Pricing, Valuation & Liquidity Committee each receives annual compensation of $2,520 per Fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2020. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the

40

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

six months ended March 31, 2019, the Investor Class incurred Service fees of $93,899 ($71,364 after waiver described above). At March 31, 2019, $12,484 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2019, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$10,378,163
Other	54,133,496
Sales
U.S. Government Obligations	$5,468,513
Other	68,162,872

41

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION

As of March 31, 2019, the appreciation (depreciation) of investments, including securities sold short and written options tax purposes, was as follows:

Gross unrealized appreciation	$6,117,106
Gross unrealized depreciation	(4,821,453)
Net unrealized appreciation on investments	$1,295,653

At March 31, 2019, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $187,507,834.

The tax characterization of distributions for the fiscal year ended September 30, 2018 was as follows:

Distributions paid from:
Ordinary Income*	$1,380,671
Long-term Capital Gain	810,273
$2,190,944

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains income	$14,123,481
Unrealized appreciation	5,278,599
Total accumulated earnings	$19,402,080

At September 30, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

42

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2019 (Unaudited)

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2019 that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

43

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from October 1, 2018 to March 31, 2019.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

44

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Investor Class	Actual	$ 1,000.00	$ 1,014.70	$ 5.74	1.14%
	Hypothetical (b)	$ 1,000.00	$ 1,019.23	$ 5.76	1.14%
Institutional Class	Actual	$ 1,000.00	$ 1,015.40	$ 4.79	0.95%
	Hypothetical (b)	$ 1,000.00	$ 1,020.18	$ 4.80	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

45

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

46

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

47

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FCI Bond Fund

Semi-Annual Report

March 31, 2019

Fund Adviser:

Financial Counselors, Inc.
5901 College Boulevard, Suite 110
Overland Park, Kansas 66211
Toll Free (877) 627-8504

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns* (for the periods ended March 31, 2019)
	Six Months	1 Year	5 Year	10 Year
FCI Bond Fund	3.81%	4.01%	1.83%	3.27%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index®**	4.01%	4.24%	2.12%	3.14%

Total annual operating expenses, as disclosed in the FCI Bond Fund (the “Fund”) prospectus dated January 28, 2019 were 0.91% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes, borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2020. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of March 31, 2019 can be found in the financial highlights.

INVESTMENT RESULTS – (UNAUDITED) – (CONTINUED)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

**

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index® (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-877-627-8504.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (UNAUDITED)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE – (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov.

FCI BOND FUND
SCHEDULE OF INVESTMENTS

March 31, 2019 – (Unaudited)

CORPORATE BONDS – 60.30%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 51.27%
Agilent Technologies, Inc., 5.00%, 7/15/2020	$300,000	$308,281
American International Group, Inc., 4.13%, 2/15/2024	600,000	619,014
Applied Materials, Inc., 4.30%, 6/15/2021	225,000	233,478
AT&T, Inc., 4.25%, 3/1/2027	475,000	488,814
AvalonBay Communities, Inc., 2.95%, 9/15/2022	450,000	453,095
Bank of America Corporation, 3.30%, 1/11/2023	1,000,000	1,013,268
BlackRock, Inc., 5.00%, 12/10/2019	500,000	507,975
Boardwalk Pipelines, L.P., 4.45%, 7/15/2027	500,000	488,110
Celgene Corporation, 3.63%, 5/15/2024	500,000	507,929
Citigroup, Inc., 3.20%, 10/21/2026	700,000	686,265
Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 5.45%, 6/15/2023(a)	400,000	426,599
Discover Financial Services, 5.20%, 4/27/2022	475,000	502,360
Edwards Lifesciences Corporation, 4.30%, 6/15/2028	625,000	656,051
Fifth Third Bank, 2.25%, 6/14/2021	400,000	395,893
General Electric Capital Corporation, 6.00%, 8/7/2019	150,000	151,441
Goldman Sachs Group, Inc. (The), 5.38%, 3/15/2020	1,025,000	1,049,176
JPMorgan Chase & Company, 2.70%, 5/18/2023	1,225,000	1,213,732
Juniper Networks, Inc., 4.60%, 3/15/2021	625,000	642,035
Macy's Retail Holdings, Inc., 4.38%, 9/1/2023	400,000	403,375
Macy's Retail Holdings, Inc., 4.50%, 12/15/2034	80,000	69,462
McDonald's Corporation, 3.70%, 1/30/2026	98,000	101,259
Morgan Stanley, 3.88%, 1/27/2026	700,000	716,378
National Oilwell Varco, Inc., 2.60%, 12/1/2022	450,000	441,428
Prudential Financial, Inc., 7.38%, 6/15/2019	400,000	403,522
Raymond James Financial, Inc., 3.63%, 9/15/2026	450,000	445,790
Starbucks Corporation, 3.80%, 8/15/2025	600,000	618,916
Synchrony Financial, 3.75%, 8/15/2021	500,000	505,538
Time Warner, Inc., 3.40%, 6/15/2022	800,000	809,258
TJX Companies, Inc. (The), 2.25%, 9/15/2026	200,000	189,988
Verizon Communications, 4.13%, 3/16/2027	600,000	628,903
Walt Disney Company/The, 4.50%, 2/15/2021(a)	800,000	828,085
Wells Fargo & Company, 3.00%, 4/22/2026	700,000	684,630
Wells Fargo Bank NA, 3.55%, 8/14/2023	550,000	564,631

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2019 – (Unaudited)

CORPORATE BONDS – 60.30% – continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 51.27% – continued
Willis North America, Inc., 3.60%, 5/15/2024	$280,000	$281,944
Zoetis, Inc., 3.25%, 2/1/2023	485,000	490,459

TOTAL CORPORATE BONDS – DOMESTIC (Cost $18,265,141)		18,527,082

Corporate Bonds – Foreign – 9.03%

Corporate Bonds – Australia – 2.36%
National Australia Bank Ltd., 2.80%, 1/10/2022	500,000	499,764
Westpac Banking Corporation, 4.88%, 11/19/2019	350,000	354,811
		854,575
Corporate Bonds – Canada – 2.12%
Encana Corporation, 3.90%, 11/15/2021	450,000	458,335
Husky Energy, Inc., 4.00%, 4/15/2024	300,000	306,652
		764,987
Corporate Bonds – Cayman Islands – 1.14%
Alibaba Group Holding Ltd., 3.60%, 11/28/2024	400,000	410,227

Corporate Bonds – Isle Of Man – 1.00%
AngloGold Ashanti Holdings plc, 5.13%, 8/1/2022	350,000	362,686

Corporate Bonds – Luxembourg – 1.29%
Schlumberger Investment, 3.65%, 12/1/2023	450,000	466,675

Corporate Bonds – Netherlands – 1.12%
Deutsche Telekom International Finance BV, 6.00%, 7/8/2019	400,000	403,312

TOTAL CORPORATE BONDS – FOREIGN (Cost $3,238,328)		3,262,462

TOTAL CORPORATE BONDS (Cost $21,503,469)		21,789,544

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2019 – (Unaudited)

U.S. TREASURY OBLIGATIONS – 24.46%	Principal Amount	Fair Value

United States Treasury Note, 1.88%, 12/31/2019	$700,000	$697,099
United States Treasury Note, 2.13%, 8/31/2020	1,400,000	1,395,598
United States Treasury Note, 2.63%, 11/15/2020	1,050,000	1,054,737
United States Treasury Note, 2.00%, 2/15/2025	2,550,000	2,508,862
United States Treasury Note, 2.13%, 5/15/2025	2,050,000	2,029,020
United States Treasury Note, 2.25%, 2/15/2027	850,000	843,658
United States Treasury Note, 2.75%, 2/15/2028	300,000	308,607

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,928,073)		8,837,581

U.S. GOVERNMENT AGENCIES – 9.28%
Federal Home Loan Banks, 2.75%, 7/11/2031	300,000	283,500
Federal Home Loan Mortgage Corporation, 2.00%, 10/27/2023(b)	700,000	696,733
Federal Home Loan Mortgage Corporation, 3.50%, 1/1/2048	197,391	200,645
Federal National Mortgage Association, 1.50%, 8/10/2021	600,000	589,506
Federal National Mortgage Association, 1.50%, 8/24/2021	795,000	780,762
Federal National Mortgage Association, 2.50%, 3/30/2026(b)	800,000	800,646

TOTAL U.S. GOVERNMENT AGENCIES (Cost $3,375,199)		3,351,792

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.59%
Federal Home Loan Mortgage Corporation, Pool #A57160, 5.50%, 2/1/2037	18,152	19,443
Federal National Mortgage Association, Pool #745133, 5.50%, 11/1/2035	25,905	28,496
Federal National Mortgage Association, Pool #832648, 5.00%, 9/1/2035	12,422	13,345
Federal National Mortgage Association, Pool #832949, 5.00%, 9/1/2035	11,308	12,167

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2019 – (Unaudited)

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.59% – continued	Principal Amount	Fair Value
Federal National Mortgage Association, Pool #845549, 5.50%, 1/1/2036	$33,097	$37,071
Federal National Mortgage Association, Pool #878104, 5.50%, 4/1/2036	10,761	11,681
Federal National Mortgage Association, Pool #AB4300, 3.50%, 1/1/2042	262,895	268,572
Federal National Mortgage Association, Pool #AI8577, 3.00%, 8/1/2042	588,080	588,659
Federal National Mortgage Association, Pool #MA0918, 4.00%, 12/1/2041	304,699	316,187

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $1,302,842)		1,295,621

MONEY MARKET FUNDS – 1.74%	Shares
Fidelity Investments Money Market Government Portfolio, Class I, 2.31%(c)	627,182	627,182

TOTAL MONEY MARKET FUNDS (Cost $627,182)		627,182
TOTAL INVESTMENTS – 99.37% (Cost $35,736,765)		35,901,720
Other Assets in Excess of Liabilities – 0.63%		226,558
NET ASSETS – 100.00%		$36,128,278

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Step bond. Coupon rate is a fixed rate that increases to a higher coupon rate at a specified date. The rate shown is the current rate at March 31, 2019.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2019.

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2019 – (Unaudited)

Assets
Investments in securities at fair value (cost $35,736,765)	$35,901,720
Dividends and interest receivable	256,956
Prepaid expenses	6,013
Total Assets	36,164,689
Liabilities
Payable for fund shares redeemed	6,028
Payable to Adviser	9,387
Payable to Administrator	5,889
Payable to trustees	3,443
Other accrued expenses	11,664
Total Liabilities	36,411
Net Assets	$36,128,278
Net Assets consist of:
Paid-in capital	36,319,910
Accumulated deficit	(191,632)
Net Assets	$36,128,278
Shares outstanding (unlimited number of shares authorized, no par value)	3,499,140
Net asset value, offering and redemption price per share(a)	$10.32

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
STATEMENT OF OPERATIONS

For the six months ended March 31, 2019 – (Unaudited)

Investment Income
Interest income	$520,098
Dividend income	11,723
Total investment income	531,821
Expenses
Adviser	71,234
Administration	15,000
Fund accounting	14,275
Legal	9,508
Audit and tax preparation	9,350
Transfer agent	6,000
Pricing	5,459
Registration	4,280
Trustee	4,026
Report printing	3,750
Chief Compliance Officer	3,667
Custodian	2,724
Insurance	2,405
Miscellaneous	9,045
Total expenses	160,723
Fees waived by Adviser	(18,253)
Net operating expenses	142,470
Net investment income	389,351

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(145,708)
Net change in unrealized appreciation of investment securities	1,098,957
Net realized and change in unrealized gain on investments	953,249
Net increase in net assets resulting from operations	$1,342,600

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$389,351	$761,004
Net realized loss on investment securities transactions	(145,708)	(220,225)
Net change in unrealized appreciation (depreciation) of investment securities	1,098,957	(1,001,592)
Net increase (decrease) in net assets resulting from operations	1,342,600	(460,813)
Distributions to Shareholders From:
Earnings	(386,629)	(762,749)
Total distributions	(386,629)	(762,749)
Capital Transactions
Proceeds from shares sold	1,126,022	3,304,398
Reinvestment of distributions	17,153	38,132
Amount paid for shares redeemed	(1,972,356)	(7,138,374)
Net decrease in net assets resulting from capital transactions	(829,181)	(3,795,844)
Total Increase (Decrease) in Net Assets	126,790	(5,019,406)
Net Assets
Beginning of period	36,001,488	41,020,894
End of period	$36,128,278	$36,001,488
Share Transactions
Shares sold	111,028	325,363
Shares issued in reinvestment of distributions	1,691	3,760
Shares redeemed	(195,148)	(699,159)
Net decrease in shares outstanding	(82,429)	(370,036)

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2019		Year Ended September 30,
	(Unaudited)		2018	2017	2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of period	$10.05		$10.38	$10.58	$10.39	$10.42	$10.39
Investment operations:
Net investment income	0.11		0.21	0.20	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.27		(0.33)	(0.20)	0.19	(0.03)	0.07
Total from investment operations	0.38		(0.12)	—	0.39	0.17	0.27
Less distributions to shareholders from:
Net investment income	(0.11)		(0.21)	(0.20)	(0.20)	(0.20)	(0.20)
Net realized gains	—		—	—	—	—	(0.04)
Total distributions	(0.11)		(0.21)	(0.20)	(0.20)	(0.20)	(0.24)
Paid in capital from redemption fees	—		—	— (a)	—	—	—
Net asset value, end of period	$10.32		$10.05	$10.38	$10.58	$10.39	$10.42
Total Return(b)	3.81	%(c)	(1.16)%	0.04%	3.78%	1.61%	2.58%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$36,128		$36,001	$41,021	$41,458	$44,421	$48,357
Ratio of net expenses to average net assets	0.80	%(d)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.90	%(d)	0.91%	0.88%	0.88%	0.84%	0.81%
Ratio of net investment income to average net assets	2.19	%(d)	2.02%	1.92%	1.84%	1.83%	1.85%
Portfolio turnover rate	6	%(c)	21%	39%	29%	33%	42%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS

March 31, 2019 – (Unaudited)

NOTE 1. ORGANIZATION

FCI Bond Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of company taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

12

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds, based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Fund.

13

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

14

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Debt securities, including all bonds, U.S. Treasury obligations, and U.S. Government/Agency obligations, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

15

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$18,527,082	$—	$18,527,082
Foreign Corporate Bonds	—	3,262,462	—	3,262,462
U.S. Treasury Obligations	—	8,837,581	—	8,837,581
U.S. Government Agencies	—	3,351,792	—	3,351,792
U.S. Government Mortgage Backed Agencies	—	1,295,621	—	1,295,621
Money Market Funds	627,182	—	—	627,182
Total	$627,182	$35,274,538	$—	$35,901,720

16

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Adviser with respect to the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended March 31, 2019, the Adviser earned fees of $71,234, from the Fund. At March 31, 2019, the Adviser was owed $9,387 from the Fund.

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2020.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of March 31, 2019, the Adviser may seek repayment of investment advisory fee waivers/

17

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

expense payments in the amount of $36,720, $31,955, and $41,559, pursuant to the aforementioned conditions, from the Fund no later than March 31, 2020, 2021, and 2022, respectively.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, and transfer agent services, including all regulatory reporting. For the six months ended March 31, 2019, the Administrator earned fees of $15,000 for administration services, $14,275 for fund accounting services, and $6,000 for transfer agent services. At March 31, 2019, the Fund owed the Administrator $5,889 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,070 per Fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit & Governance Committee and the Chairman of the Pricing, Valuation & Liquidity Committee each receives annual compensation of $2,520 per Fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

18

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2019, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$—
Other	1,906,784
Sales
U.S. Government Obligations	$46,777
Other	2,662,226

NOTE 6. FEDERAL TAX INFORMATION

As of March 31, 2019, the net unrealized depreciation of investments for tax purposes was as follows:

Gross unrealized appreciation	$358,405
Gross unrealized depreciation	(193,450)
Net unrealized appreciation on investments	$164,955

19

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION – continued

At March 31, 2019, the aggregate cost of securities for federal income tax purposes was $35,736,765 for the Fund.

The tax characterization of distributions for the fiscal year ended September 30, 2018 was as follows:

Distributions paid from:
Ordinary Income*	$762,749
Total Distributions	$762,749

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$38,607
Accumulated capital and other losses	(252,208)
Net unrealized depreciation	(934,002)
Total accumulated earnings	$(1,147,603)

As of September 30, 2018, the Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $88,402 and $163,806, respectively.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

20

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2019 – (Unaudited)

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2019, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

21

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2018 to March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,038.10	$4.06	0.80%
Hypothetical(b)	$1,000.00	$1,020.94	$4.03	0.80%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)	Assumes a 5% return before expenses.

22

MANAGEMENT AGREEMENT RENEWAL – (UNAUDITED)

The FCI Bond Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Financial Counselors, Inc. (“FCI”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on February 14, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and FCI. At the Trustees’ quarterly meeting held in February 2019, a sub-committee of the Board interviewed certain executives of FCI, including FCI’s Chief Compliance Officer and its Senior Vice President and Co-Chief Investment Officer, Fixed Income. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or FCI (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and FCI for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that FCI provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of FCI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at FCI who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by FCI to the Fund.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended December 31, 2018. The Trustees observed that the Fund had underperformed its benchmark, the Bloomberg Barclays Capital

23

MANAGEMENT AGREEMENT RENEWAL – (UNAUDITED) - (continued)

U.S. Intermediate Government/Credit Bond Index, for the one-, three- and five-year periods, but outperformed its benchmark for the ten-year period. The Trustees also observed that the Fund had underperformed the average return of its Morningstar Intermediate Term Bond Category over the three-, five- and ten-year periods, but outperformed over the one-year period. The Trustees considered FCI’s explanation that the Fund’s underperformance is due to its shorter duration and focus on higher quality credit. They noted that the Fund was not buying “core plus” securities, which limited its performance in good bond markets but also limited its downside in poor bond markets. The Trustees noted that the FCI strategy would not be expected to perform well on a relative basis in the low volatility, low rate fixed income environment that has dominated for most of the last five years.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Fund’s Morningstar Intermediate Term Bond category, which indicated that the Fund’s management fee is equal to the median and slightly lower than the average for that group of funds. The Trustees also considered a profitability analysis prepared by FCI for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, FCI is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparable profitability information from a Management Practice, Inc. survey on the profitability of publicly-held investment advisers to mutual funds. The Trustees also noted that FCI’s expense limitation agreement is in effect through January 31, 2020. The Trustees further noted FCI’s representation that it charges separate accounts managed using its fixed-income strategy a management fee that varies from 0.25% to 0.40%, in comparison to the FCI Fund’s 0.40% gross management fee, which after waiver is approximately 0.29%. In comparing these fees, the Trustees considered the differences between the scale and services provided by FCI to the Fund and those generally provided by FCI to its separate accounts.

The Trustees considered other potential benefits that FCI may receive in connection with its management of the FCI Fund, including third-party research obtained by soft dollars, which may be used to benefit the FCI Fund along with FCI’s other advisory clients. The Trustees noted FCI’s representation that, while the FCI Fund receives research from firms it uses for fixed income trade execution, there were few trades that generated soft dollar credits in the Fund during the past year. After considering the above information, the Trustees concluded that the current advisory fee for the FCI Fund represents reasonable

24

MANAGEMENT AGREEMENT RENEWAL – (UNAUDITED) - (continued)

compensation in light of the nature and quality of FCI’s services to the FCI Fund, the fees paid by competitive mutual funds, and the profitability of FCI’s services to the FCI Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which FCI will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and FCI’s level of profitability in managing the Fund, it does not appear that FCI is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

25

OTHER INFORMATION – (UNAUDITED)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING – (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Financial Counselors, Inc.

5901 College Boulevard, Suite 110

Overland Park, Kansas 66211

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

26

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (877) 322-0575 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (877) 322-0575. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Average Annual Total Returns (a) as of March 31, 2019
	Six Months	One Year	Five Year	Ten Year	Since Inception (10/11/06)	Since Inception (2/2/09)
IRON Strategic Income Fund
Institutional Class	1.81%	2.56%	0.97%	5.74%	5.07%	N/A
Investor Class	1.50%	2.24%	0.61%	5.40%	N/A	5.47%
Credit Suisse Hedge Fund Index (b)	-0.48%	0.20%	2.26%	5.42%	4.08%	5.31%

					Expense Ratios (c)
					Institutional Class	Investor Class
					1.41%	1.76%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Strategic Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

(b)

The Credit Suisse Hedge Fund Index (the “Index”) is an asset-weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The Index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of January 31, 2009 for the Investor Class. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.39% for each share class, are from the Fund’s prospectus dated January 28, 2019. Additional information pertaining to the Fund’s expense ratios as of March 31, 2019 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-877-322-0575.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

1

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

IRON Strategic Income Fund Holdings as of March 31, 20191

[1]	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

2

IRON STRATEGIC INCOME FUND

Schedule of Investments	March 31, 2019
(Unaudited)

Corporate Bonds – 61.31%	Principal Amount	Fair Value
Communication Services – 8.83%
CenturyLink, Inc., 5.80%, 3/15/2022	$500,000	$511,875
Gannett Company, Inc., 5.13%, 7/15/2020	1,000,000	1,003,750
Hughes Satellite Systems Corporation, 6.50%, 6/15/2019	500,000	503,488
Hughes Satellite Systems Corporation, 7.63%, 6/15/2021	500,000	538,755
Sinclair Television Group, Inc., 5.38%, 4/1/2021	500,000	501,250
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	500,000	505,625
Sprint Corporation, 7.25%, 9/15/2021	500,000	526,250
Sprint Corporation, 7.88%, 9/15/2023	500,000	525,000
T-Mobile USA, Inc., 4.00%, 4/15/2022	500,000	506,875
Townsquare Media, Inc., 6.50%, 4/1/2023 (a)	500,000	480,625
		5,603,493
Consumer Discretionary – 18.41%
Cable One, Inc., 5.75%, 6/15/2022 (a)	500,000	508,750
Century Communities, 6.88%, 5/15/2022	500,000	511,250
Choice Hotels International, Inc., 5.75%, 7/1/2022	500,000	534,430
GameStop Corporation, 6.75%, 3/15/2021 (a)	500,000	505,000
Hertz Corporation, 7.63%, 6/1/2022 (a)	500,000	513,000
Lee Enterprises, Inc., 9.50%, 3/15/2022 (a)	500,000	513,125
Meritage Homes Corporation, 7.15%, 4/15/2020	500,000	519,375
MGM Resorts International, 6.63%, 12/15/2021	500,000	535,625
Netflix, Inc., 5.50%, 2/15/2022	500,000	526,250
Nexstar Broadcasting, Inc., 6.13%, 2/15/2022 (a)	1,000,000	1,017,500
QVC, Inc., 5.13%, 7/2/2022	500,000	524,089
Service Corporation International, 5.38%, 5/15/2024	500,000	514,375
Signet UK Finance plc, 4.70%, 6/15/2024 (b)	500,000	427,500
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	500,000	498,750
Sirius XM Radio, Inc., 6.00%, 7/15/2024 (a)	500,000	520,000
Taylor Morrison Communities, Inc., 5.25%, 4/15/2021 (a)	500,000	501,400
TRI Pointe Group, Inc., 4.88%, 7/1/2021	500,000	501,875
TRI Pointe Group, Inc., 5.88%, 6/15/2024	500,000	504,375
United Continental Holdings, Inc., 6.00%, 12/1/2020	500,000	519,375
William Lyon Homes, Inc., 5.88%, 1/31/2025	500,000	475,000

See accompanying notes which are an integral part of these financial statements.

3

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2019
(Unaudited)

Corporate Bonds (continued)	Principal Amount	Fair Value
Consumer Discretionary (continued)
YUM! Brands, Inc., 3.75%, 11/1/2021	$500,000	$503,125
YUM! Brands, Inc., 5.00%, 6/1/2024 (a)	500,000	511,250
		11,685,419
Energy – 10.23%
CNX Resources Corporation, 5.88%, 4/15/2022	1,000,000	1,002,500
CVR Refining, LLC, 6.50%, 11/1/2022	500,000	507,500
Gulfport Energy Corporation, 6.00%, 10/15/2024	500,000	456,320
Laredo Petroleum, Inc., 5.63%, 1/15/2022	500,000	459,375
Murphy Oil Corporation, 4.45%, 12/1/2022(c)	500,000	502,814
Newfield Exploration Company, 5.75%, 1/30/2022	500,000	534,254
Oasis Petroleum, Inc., 6.88%, 3/15/2022	500,000	506,250
PBF Logistics, L.P., 6.88%, 5/15/2023	500,000	511,250
Range Resources Corporation, 5.00%, 8/15/2022	500,000	497,500
SM Energy Company, 6.13%, 11/15/2022	500,000	502,500
Southwest Energy Company, 6.20%, 1/23/2025(c)	500,000	493,750
WPX Energy, Inc., 6.00%, 1/15/2022	500,000	521,250
		6,495,263
Financials – 4.77%
Fly Leasing Ltd., 6.38%, 10/15/2021(b)	500,000	507,500
Iron Mountain, Inc., 4.38%, 6/1/2021 (a)	500,000	503,750
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	500,000	496,250
Realogy Group LLC, 5.25%, 12/1/2021 (a)	500,000	504,375
Synovus Financial Corporation, 5.75%, 12/15/2025	1,000,000	1,015,000
		3,026,875
Health Care – 2.40%
Select Medical Corporation, 6.38%, 6/1/2021	500,000	502,500
TransDigm, Inc., 6.00%, 7/15/2022	1,000,000	1,018,750
		1,521,250
Industrials – 3.79%
Meritor, Inc., 6.25%, 2/15/2024	500,000	516,250
Terex Corporation, 5.63%, 2/1/2025 (a)	500,000	498,125
Tutor Perini Corporation, 6.88%, 5/1/2025 (a)	500,000	499,440
WESCO Distribution, Inc., 5.38%, 12/15/2021	500,000	506,875
XPO Logistics, Inc., 6.50%, 6/15/2022 (a)	375,000	383,437
		2,404,127

See accompanying notes which are an integral part of these financial statements.

4

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2019
(Unaudited)

Corporate Bonds (continued)	Principal Amount	Fair Value
Information Technology – 6.55%
Anixter, Inc., 5.13%, 10/1/2021	$500,000	$517,500
CommScope, Inc., 5.00%, 6/15/2021 (a)	500,000	501,500
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	500,000	505,000
NCR Corporation, 6.38%, 12/15/2023	500,000	515,000
Symantec Corporation, 4.20%, 9/15/2020	500,000	507,695
Symantec Corporation, 5.00%, 4/15/2025 (a)	500,000	501,219
Unisys Corporation, 10.75%, 4/15/2022 (a)	1,000,000	1,106,250
		4,154,164
Materials – 4.00%
Century Aluminum Company, 7.50%, 6/1/2021 (a)	500,000	503,750
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	500,000	495,625
Louisiana-Pacific Corporation, 4.88%, 9/15/2024	500,000	500,000
Sealed Air Corporation, 6.50%, 12/1/2020 (a)	500,000	521,250
W.R. Grace & Company, 5.13%, 10/1/2021 (a)	500,000	518,850
		2,539,475
Real Estate – 2.33%
GEO Group, Inc. (The), 5.88%, 1/15/2022	1,000,000	970,000
Outfront Media Capital LLC, 5.25%, 2/15/2022	500,000	506,875
		1,476,875
TOTAL CORPORATE BONDS (Cost $38,999,160)		38,906,941

Exchange-Traded Funds – 36.24%	Shares
iShares 0-5 Year High Yield Corporate Bond ETF(d)	245,881	11,485,102
iShares 10-20 Year Treasury Bond ETF	312	42,944
Proshares Ultrashort 20+ Year Treasury	441	14,227
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	420,346	11,454,428
TOTAL EXCHANGE-TRADED FUNDS (Cost $22,630,852)		22,996,701

See accompanying notes which are an integral part of these financial statements.

5

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2019
(Unaudited)

Money Market Funds – 6.66% (e)	Shares	Fair Value
Federated Treasury Obligations Fund – Institutional Shares, 2.31%	250,521	$250,521
Fidelity Investments Money Market Treasury Only – Class I, 2.28%	250,522	250,522
First American Treasury Obligations Fund – Class Z, 2.29%(f)	3,475,372	3,475,372
Wells Fargo Treasury Plus Money Market Fund – Class I, 2.31%	250,522	250,522
TOTAL MONEY MARKET FUNDS (Cost $4,226,937)		4,226,937
TOTAL INVESTMENTS — 104.21% (Cost $65,856,949)		66,130,579
Liabilities in Excess of Other Assets — (4.21)%		(2,674,172)
NET ASSETS — 100.00%		$63,456,407

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $12,613,221 as of March 31, 2019, representing 19.88% of net assets.

(b)	Foreign corporate bond denominated in U.S. dollars.
(c)	Step bond. Coupon rate is a fixed rate that increase to a higher coupon rate at a specified date. The rate shown is the current rate at March 31, 2019.
(d)	All or a portion of the security was on loan as of September 30, 2018. The total value of securities on loan as of March 31, 2019 was $3,138,912.
(e)	Rate disclosed is the seven day effective yield as of March 31, 2019.
(f)

All or a portion of this security purchased with cash proceeds from securities on loan and serves as collateral for those securities as of March 31, 2019. The total value of collateral held for securities on loan was $3,224,850.

See accompanying notes which are an integral part of these financial statements.

6

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	March 31, 2019
(Unaudited)

Assets
Investments in securities at fair value (cost $65,856,949), including $3,138,912 securities on loan	$66,130,579	(a)
Receivable for fund shares sold	40
Dividends and interest receivable	672,809
Prepaid expenses	22,010
Total Assets	66,825,438
Liabilities
Payable for fund shares redeemed	15,239
Payable for investments purchased	57,168
Payable upon return of securities loaned	3,224,850
Payable to Adviser	35,598
Payable for 12b-1 fees, Investor Class	788
Payable for Administrative Services Plan fees, Investor Class	96
Payable to Administrator	12,329
Other accrued expenses	22,963
Total Liabilities	3,369,031
Net Assets	$63,456,407

Net Assets consist of:
Paid-in capital	85,549,763
Accumulated deficit	(22,093,356)
Net Assets	$63,456,407
Net Assets: Institutional Class	$62,432,479
Shares outstanding (unlimited number of shares authorized, no par value)	6,110,129
Net asset value and offering price per share (b)	$10.22
Net Assets: Investor Class	$1,023,928
Shares outstanding (unlimited number of shares authorized, no par value)	99,383
Net asset value and offering price per share (b)	$10.30

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

7

IRON STRATEGIC INCOME FUND

Statement of Operations	For the six months ended March 31, 2019
(Unaudited)

Investment Income
Dividend income	$401,620
Interest income	1,164,897
Income from securities loaned	30,002
Total investment income	1,596,519

Expenses
Adviser	216,857
Administration	32,776
Fund accounting	21,082
Registration	17,860
Transfer agent	15,000
Pricing	12,566
Audit and tax preperation	11,600
Report printing	10,800
Legal	8,407
Compliance Services	6,000
Custodian	4,507
Trustee	3,443
Insurance	2,901
12b-1, Investor Class	1,709
Administrative Services Plan, Investor Class	684
Miscellaneous	3,237
Total expenses	369,429
Net investment income	1,227,090

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities	(636,601)
Futures contracts	(2,222)
Change in unrealized appreciation on:
Investment securities	431,450
Net realized and change in unrealized loss on investment securities	(207,373)
Net increase in net assets resulting from operations	$1,019,717

See accompanying notes which are an integral part of these financial statements.

8

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets
(Unaudited)

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,227,090	$2,591,131
Long term capital gain dividends from investment companies	—	7,515
Net realized loss on investment securities, swap contracts, written options and futures contracts	(638,823)	(370,986)
Change in unrealized appreciation (depreciation) on investment securities, swap contracts, written options and futures contracts	431,450	(2,518,368)
Net increase (decrease) in net assets resulting from operations	1,019,717	(290,708)

Distributions to Shareholders from Earnings:
Institutional Class	(1,247,710)	(2,426,918)
Investor Class	(21,876)	(78,486)
Total distributions	(1,269,586)	(2,505,404)

Capital Transactions – Institutional Class
Proceeds from shares sold	1,150,451	5,062,300
Reinvestment of distributions	1,235,064	2,300,777
Amount paid for shares redeemed	(10,608,330)	(46,090,242)
Proceeds from redemption fees (a)	37	12
Total – Institutional Class	(8,222,778)	(38,727,153)
Capital Transactions – Investor Class
Proceeds from shares sold	12,466	162,792
Reinvestment of distributions	21,351	77,650
Amount paid for shares redeemed	(513,061)	(3,927,043)
Proceeds from redemption fees (a)	—	1
Total – Investor Class	(479,244)	(3,686,600)
Net decrease in net assets resulting from capital transactions	(8,702,022)	(42,413,753)
Total decrease in net assets	(8,951,891)	(45,209,865)
Net Assets
Beginning of period	$72,408,298	$117,618,163
End of period	$63,456,407	$72,408,298

See accompanying notes which are an integral part of these financial statements.

9

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)
(Unaudited)

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Year Ended September 30, 2018
Shares Transactions – Institutional Class
Shares sold	113,902	487,790
Shares issued in reinvestment of distributions	122,886	222,979
Shares redeemed	(1,047,244)	(4,429,973)
Total – Institutional Class	(810,456)	(3,719,204)
Shares Transactions – Investor Class
Shares sold	1,236	15,483
Shares issued in reinvestment of distributions	2,113	7,446
Shares redeemed	(49,921)	(377,214)
Total – Investor Class	(46,572)	(354,285)
Net decrease in shares outstanding	(857,028)	(4,073,489)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

[THIS PAGE INTENTIONALLY LEFT BLANK]

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of period	$10.24		$10.55

Investment operations:
Net investment income (a)	0.20		0.31
Net realized and unrealized gain (loss)	(0.02)		(0.32)
Total from investment operations	0.18		(0.01)

Less distributions to shareholders:
From net investment income	(0.20)		(0.30)
From net capital gains	—		—
From return of capital	—		—
Total distributions	(0.20)		(0.30)

Paid in capital from redemption fees	—	(b)	— (b)

Net asset value, end of period	$10.22		$10.24

Total Return (c)	1.81	%(d)	(0.13)%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$62,432		$70,901
Ratio of net expenses to average net assets (e)	1.10	%(f)	1.35%
Ratio of net investment income to average net assets (a) (e)	3.69	%(f)	2.85%
Portfolio turnover rate	115	%(d)	600%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each period)

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$10.53	$10.46	$11.45	$11.47

0.32	0.32	0.34	0.48
0.03	0.07	(0.76)	(0.01)
0.35	0.39	(0.42)	0.47

(0.32)	(0.32)	(0.30)	(0.49)
—	—	(0.27)	—
(0.01)	—	—	—
(0.33)	(0.32)	(0.57)	(0.49)

— (b)	— (b)	— (b)	— (b)

$10.55	$10.53	$10.46	$11.45

3.41%	3.85%	(3.75)%	4.14%

$112,300	$135,780	$230,120	$378,785
1.30%	1.28%	1.19%	1.15%
2.93%	3.02%	2.98%	4.07%
426%	673%	191%	45%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2019 (Unaudited)		For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of period	$10.33		$10.63

Investment operations:
Net investment income (a)	0.19		0.29
Net realized and unrealized gain (loss)	(0.04)		(0.34)
Total from investment operations	0.15		(0.05)

Less distributions to shareholders:
From net investment income	(0.18)		(0.25)
From net capital gains	—		—
From return of capital	—		—
Total distributions	(0.18)		(0.25)

Paid in capital from redemption fees	—		— (b)

Net asset value, end of period	$10.30		$10.33

Total Return (c)	1.50	%(d)	(0.42)%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,024		$1,507
Ratio of net expenses to average net assets (e)	1.45	%(f)	1.70%
Ratio of net investment income to average net assets (a) (e)	3.31	%(f)	2.45%
Portfolio turnover rate	115	%(d)	600%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each period)

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$10.61	$10.54	$11.53	$11.55

0.29	0.30	0.31	0.40
0.02	0.06	(0.77)	0.04
0.31	0.36	(0.46)	0.44

(0.28)	(0.29)	(0.26)	(0.46)
—	—	(0.27)	—
(0.01)	—	—	—
(0.29)	(0.29)	(0.53)	(0.46)

—	— (b)	— (b)	— (b)

$10.63	$10.61	$10.54	$11.53

3.01%	3.54%	(4.08)%	3.77%

$5,318	$8,372	$12,540	$24,328
1.65%	1.63%	1.54%	1.50%
2.59%	2.67%	2.61%	3.64%
426%	673%	191%	45%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	March 31, 2019
(Unaudited)

NOTE 1. ORGANIZATION

The IRON Strategic Income Fund (the “Fund”) is a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is IRON Financial, LLC (the “Adviser”). The investment objective of the Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund expects to make net investment income distributions quarterly and capital gains distributions, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values (“NAV”) per share of the Fund.

Security loans – Under the terms of the securities lending agreement with U.S. Bank N.A., the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission, a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the fund may pay only reasonable fees in connection with the loan; and (6) the fund must be able to vote proxies on the securities loaned as deemed appropriate by its adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). Loans must be continuously secured by collateral equal to not less than 102% of the market value, marked-to-market daily, of the securities loaned.

As of March 31, 2019, the Fund loaned securities having a fair value of $3,138,912 and received $3,224,850 of cash collateral for the loan from the following counterparties: Wells Fargo Securities, LLC and RBC Capital Markets, LLC. This cash was invested in money market funds.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market funds, are generally priced at the ending NAV provided by the pricing agent of the funds as reported by the underlying investment companies. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

Privately negotiated investments, including total return swaps and credit default swaps, shall be valued from an independent third party pricing service. Where no price is available from an independent third party pricing service, the Adviser shall provide a fair value for each such investment, pursuant to a valuation model that has been approved by the Board. These securities will generally be categorized as Level 2 securities.

Debt securities, including corporate bonds, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount that the Fund might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair value pricing may also be used in instances when the bonds the Fund invest in default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$38,906,941	$—	$38,906,941
Exchange-Traded Funds	22,996,701	—	—	22,996,701
Money Market Funds	4,226,937	—	—	4,226,937
Total	$27,223,638	$38,906,941	$—	$66,130,579

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in the Fund, or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

Swap Agreements – The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligation under a swap agreement will be accrued daily (offset against

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Fund’s books and records. Upon entering into a credit default swap, the Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of March 31, 2019, there were no outstanding credit default swap contracts held by the Fund.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

To mitigate counterparty risk on swap agreements, the Fund may require the counterparty to post collateral to the Fund’s custodian to cover the Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. A counterparty may also require the Fund to post collateral to a segregated account at the Fund’s custodian.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities. The change in unrealized net appreciation/(depreciation) is reported on the Statements of Operations. When a contract is closed, a realized gain or loss is reported on the Statements of Operations, equal to the difference between the opening and closing value of the contract.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the effect of derivative instruments on the Statements of Operations for the six months ended March 31, 2019.

Fund	Derivative – Primary Risk Exposure	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Strategic Income Fund	Futures contracts - Interest Rate Risk	Net realized and unrealized gain (loss) on futures contracts	$(2,222)	$—

For the six months ended March 31, 2019, futures activity was limited to the first three months of the period. During that time, the average market value of open futures was $182,018.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of March 31, 2019:

					Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Strategic Income Fund
Securities Loaned	$—	$(3,224,850)	$—	$(3,224,850)	$3,224,850	$—	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets. For the six months ended March 31, 2019, the Adviser earned fees of $216,857 from the Fund.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Ultimus Fund Solutions, LLC (“Administrator”), provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended March 31, 2019, fees for administration, transfer agent, fund accounting and compliance services, and the amounts due to the Administrator at March 31, 2019 were as follows:

Administration	$32,776
Fund accounting	21,082
Transfer agent	15,000
Compliance Services	1,000
Payable to Administrator	11,329

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,070 per Fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit & Governance Committee and the Chairman of the Pricing, Valuation & Liquidity Committee each receives annual compensation of $2,520 per Fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a Distribution Plan (the “Plan”) for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising,

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended March 31, 2019, the 12b-1 expenses incurred by the Fund Investor Class were $1,709. The Fund owed $788 for 12b-1 fees as of March 31, 2019.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative services to Investor Class shareholders.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the six months ended March 31, 2019, the Fund Investor class incurred $684 in Administrative Plan Fees. At March 31, 2019, the Fund owed the Adviser $96 for Administrative Services Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2019, purchases and sales of investment securities, other than short-term investments, were $56,848,763 and $58,841,628, respectively.

NOTE 7. FEDERAL TAX INFORMATION

As of March 31, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

Gross unrealized appreciation	$507,977
Gross unrealized depreciation	(289,992)
Net unrealized appreciation (depreciation)	$217,985
Tax Cost	$65,912,594

The tax characterization of distributions paid for the fiscal year ended September 30, 2018 were as follows:

Distributions Paid From
Ordinary Income*	$2,505,404
Return of Capital	—
Total Distributions	$2,505,404

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2019
(Unaudited)

NOTE 7. FEDERAL TAX INFORMATION – continued

As of September 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$65,371
Accumulated Capital and Other Losses	(21,695,393)
Unrealized Appreciation	(213,465)
Total	$(21,843,487)

As of September 30, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales and the tax treatment of swaps.

As of September 30, 2018, the Fund had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $10,785,795 and $10,909,598, respectively.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions from that may have occurred since, March 31, 2019 that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from October 1, 2018 and held through March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited) (continued)

		Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period(1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,018.10	$5.54	1.10%
	Hypothetical(2)	$1,000.00	$1,019.45	$5.54	1.10%
Investor Class	Actual	$1,000.00	$1,015.00	$7.29	1.45%
	Hypothetical(2)	$1,000.00	$1,017.70	$7.30	1.45%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

IRON STRATEGIC INCOME FUND

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0575 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at 1-877-322-0575 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC, Member FINRA/SIPC

www.ironfunds.com

IRON STRATEGIC INCOME FUND

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	5/28/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	5/28/2019

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	5/28/2019